UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 11, 2005
                          --------------------------

                       POOLED AUTO SECURITIES SHELF LLC
            (Exact name of registrant as specified in its charter)
                          --------------------------

           Delaware                       333-117468            52-2233151
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                              One Wachovia Center
                        Charlotte, North Carolina 28288
          (Address of principal executive offices including zip code)

                                (704) 715-6030
             (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
                          --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.

         In connection with the proposed offering of Wachovia Auto Owner Trust 2005-A Asset Backed Notes, Class A-1, Class A-2, Class A-3 and Class A-4, attached as Exhibit 99.1 are certain structural, collateral and computational materials prepared by Wachovia Bank, National Association that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, and the no-action letter dated March 9, 1995 issued by the staff of the SEC to the Public Securities Association.

Item 9.01.       Financial Statements and Exhibits.

                 (c) Exhibits.

                 Exhibit No.       Description
                 -----------       -----------

                 99.1 Wachovia Auto Owner Trust 2005-A Structural, Collateral and Computational Materials.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           POOLED AUTO SECURITIES SHELF LLC


                                           By: /s/ Curtis A Sidden, Jr.
                                               ------------------------
                                                 Curtis A. Sidden, Jr.
                                                  Vice President

Dated:  May 12, 2005


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                                 Exhibit Index
                                 -------------


Exhibit            Description
-------            -----------

99.1 Wachovia Auto Owner Trust 2005-A Structural, Collateral and Computational Materials.